TRANSAMERICA FUNDS

Supplement to the Currently Effective Summary Prospectuses and Prospectuses

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Transamerica Short-Term Bond

The following replaces the information in the Summary Prospectuses under the section entitled “Management – Portfolio Managers” relating to Transamerica Short-Term Bond:

Investment Adviser:	Portfolio Managers:
Transamerica Asset Management, Inc.	Doug Weih, CFA, Lead Portfolio Manager since December 2012
Matthew Buchanan, CFA, Portfolio Manager since December 2012
Garry Creed, CFA, Portfolio Manager since 2011

The following replaces the information in the Prospectuses under the section entitled “Shareholder Information – Portfolio Manager(s)” relating to the above fund:

Name	Sub-Adviser	Positions Over Past Five Years
Doug Weih, CFA	AEGON USA Investment Management, LLC	Lead Portfolio Manager of the fund since December 2012; Portfolio Manager of the fund since 2011; Portfolio Manager with AEGON USA Investment Management, LLC since 2003; Director of Public Securitized Bonds since 2009

Matthew Buchanan, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the fund since December 2012; Senior Corporate Bond Manager with AEGON USA Investment Management, LLC since 2012; Investment Grade Bond Trader with Logan Circle Partners, LP (2007-2012), Investment Grade Bond Trader and Analyst with Delaware Investments (2004-2007)

Garry Creed, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with AEGON USA Investment Management, LLC since 2011; Director of Credit Research since 2006

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Investors Should Retain this Supplement for Future Reference

January 3, 2013